UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On May 13, 2021, Sugarmade, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) disclosing that Jimmy Chan, the Chief Executive Officer, Chief Financial Officer, and a Director of the Company, entered into a Stock Redemption Agreement (the “Stock Redemption Agreement”) with the Company wherein Mr. Chan agreed to sell, and the Company agreed to purchase, certain shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Stock”) held by Mr. Chan in exchange for $1.00 in cash consideration (the “Stock Purchase”). Due to a scrivener’s error in the Prior Report and in Exhibit 10.1 thereto, the number of shares of Series B Stock redeemed was incorrectly disclosed as being 500,000, as opposed to 1,000,000. Accordingly, this Amendment No. 1 to Form 8-K/A is being filed to (i) correct the number of shares of Series B Stock redeemed, and (ii) file a corrected version of the Stock Redemption Agreement.

Item 1.01. Entry into a Material Definitive Agreement

On May 11, 2021, the Company and Jimmy Chan, the Chief Executive Officer, Chief Financial Officer, and a Director of the Company, entered into the Stock Redemption Agreement, dated as of May 11, 2021, with the Company. Pursuant to the terms of the Stock Redemption Agreement, Mr. Chan agreed to sell, and the Company agreed to purchase, 1,000,000 shares of the Company’s Series B Stock held by Mr. Chan in exchange for $1.00 in cash consideration. The Stock Purchase closed on May 11, 2021, and after the close of the Stock Purchase, the 1,000,000 shares of the Series B Stock previously held by Mr. Chan were returned to the status of authorized but unissued shares of Series B Stock of the Company.

The foregoing description of the Stock Redemption Agreement is not a complete description of all of the parties’ rights and obligations under the Stock Redemption Agreement, and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Stock Redemption Agreement dated May 11, 2021 between the Company and Jimmy Chan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: May 14, 2021	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer and Chief Financial Officer